SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                      Date of Report:  November 28, 1995

                        BECTON, DICKINSON AND COMPANY

            (Exact name of registrant as specified in its charter)

          NEW JERSEY                   1-4802               22-0760120
          (State or other           (Commission File      (I.R.S. Employer
          jurisdiction of               Number)           Identification
          incorporation)                                   Number)

          One Becton Drive, Franklin Lakes, New Jersey       07417-1880

          (Address of principal executive offices)          (Zip Code)

                                (201) 847-6800

             (Registrant's telephone number, including area code)

                                     N/A

            (Former name or former address, if changed since last report)


          Item 5.  Other Events.

               On November 28, 1995, the Board of Directors of Becton, Dickinson and Company (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new shareholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

               Pursuant to the new Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent (the "1995 Rights Agreement"), one Right
          will be issued for each outstanding share of common
          stock, par value $1.00 per share, of the Company on the expiration of the existing rights (April 25, 1996). Each of the new Rights will entitle the registered holder to purchase from the Company one two-hundredth of a share of Preferred Stock, Series A, par value $1.00 per share, at
          a price of $270 per one two-hundredth of a share.    The
          Rights, however, will not become exercisable unless and until, among other things, any person acquires 20% or more of the outstanding stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on April 25, 2006.

               The description and terms of the new Rights are set forth in the 1995 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.         Exhibit
          --------------      --------

               1              Rights Agreement, dated as of
                              November 28, 1995, between Becton,
                              Dickinson and Company and First
                              Chicago Trust Company of New York,
                              which includes as Exhibit A thereto,
                              the Form of Rights Certificate.


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   BECTON, DICKINSON AND COMPANY

                                             (Registrant)

                                   BY:  /s/ Raymond P. Ohlmuller

                                          Raymond P. Ohlmuller
                                          Vice President and Secretary

          Dated:   November 28, 1995


                              INDEX TO EXHIBITS

          Exhibit No.         Exhibit
          --------------      --------

               1              Rights Agreement, dated as of
                              November 28, 1995, between Becton,
                              Dickinson and Company and First
                              Chicago Trust Company of New York,
                              which includes as Exhibit A thereto,
                              the Form of Right Certificate.